Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Special Equity Fund

Supplement dated April 19, 2018 to the Prospectus and Statement of Additional Information,

each dated May 1, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Arthur K. Weise no longer serves as a portfolio manager for the portion of the Fund managed by Lord, Abbett & Co. LLC (“Lord Abbett”) and Matthew R. DeCicco, CFA, is designated as a portfolio manager for the portion of the Fund managed by Lord Abbett. Mr. DeCicco, Portfolio Manager of Lord Abbett, is a holder of a Chartered Financial Analyst designation and joined Lord Abbett in 1999. He has been a member of the team since 2002 and a portfolio manager of the portion of the Fund managed by Lord Abbett since 2018. F. Thomas O’Halloran, III, CFA and Mr. DeCicco are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Lord Abbett. The team is headed by Mr. O’Halloran, who is assisted by Mr. DeCicco. Accordingly, all references in the Prospectus and SAI to Mr. Weise are hereby deleted and all references to the portfolio managers of the portion of the Fund managed by Lord Abbett shall refer to Messrs. O’Halloran and DeCicco.

In addition, effective immediately, the Prospectus is hereby revised as follows:

The section under “Summary of the Funds – AMG Managers Special Equity Fund” titled “Portfolio Management – Portfolio Managers – Lord Abbett” on page 5 is hereby deleted and replaced with the following:

Lord Abbett

F. Thomas O’Halloran, III, CFA, Partner and Portfolio Manager, Lord Abbett;

Portfolio Manager of the Fund since 12/07.

Matthew R. DeCicco, CFA, Portfolio Manager, Lord Abbett;

Portfolio Manager of the Fund since 04/18.

In addition, effective immediately, the SAI is hereby revised as follows:

In the section “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Special Equity Fund – Lord, Abbett & Co. LLC (“Lord Abbett”) – Other Accounts Managed by the Portfolio Manager(s)” on page 83, the information pertaining to Mr. Weise is hereby deleted and replaced with the following information pertaining to Mr. DeCicco, which is as of December 31, 2017:

Portfolio Manager: Matthew R. DeCicco, CFA
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	10	$5,293.2	None	$0
Other Pooled Investment Vehicles	1	$16.1	None	$0

ST487

Other Accounts	14	$756.3	1	$69.3

In the section “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Special Equity Fund – Lord, Abbett & Co. LLC (“Lord Abbett”) – Portfolio Manager Ownership of Fund Shares” on page 84, the information pertaining to Mr. Weise is hereby deleted and replaced with the following information pertaining to Mr. DeCicco with respect to the Fund, which is as of December 31, 2017:

Mr. DeCicco: None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE